UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2016

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 1.01	Entry into Material Definitive Agreement and

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 18, 2016, Prologis GK Holdings Y.K., a Japanese tokurei yugen kaisha and a subsidiary of Prologis, Inc. (“Prologis”), as borrower, and Prologis and Prologis, L.P. (the “Operating Partnership”), as guarantors, entered into a JPY 120,000,000,000 Term Loan Agreement (the “Yen Term Loan”) with various lenders and Sumitomo Mitsui Banking Corporation (“SMBC”), as Administrative Agent.

The Yen Term Loan has two tranches, a JPY 50,000,000,000 tranche scheduled to mature on August 22, 2022 and a JPY 70,000,000,000 tranche scheduled to mature on August 23, 2023. The Operating Partnership may increase the amount of either tranche by adding additional banks to the facility or obtaining the agreement of existing banks to make additional term loans, but the total amount of the Yen Term Loan may not exceed JPY 200,000,000,000.

Pricing under the Yen Term Loan, including the spread over LIBOR, varies based upon the public debt ratings of the Operating Partnership as in effect from time to time. The Yen Term Loan contains customary representations, covenants (including certain financial tests applicable to Prologis) and defaults (including a cross-acceleration to other recourse indebtedness of more than $100,000,000 or the equivalent in any other currency). Pursuant to a Guaranty of Payment, Prologis and the Operating Partnership have unconditionally guaranteed the obligations of the borrower under the Yen Term Loan.

Substantially all of the proceeds of the Yen Term Loan (net of applicable fees and expenses) will be used to repay all indebtedness of subsidiaries of Prologis under a JPY 65,000,000,000 Term Loan Agreement dated as of June 5, 2015 and a JPY 40,916,000,000 Term Loan Agreement dated as of May 15, 2014, in each case with various lenders and SMBC as administrative agent, as well as a JPY 11,187,000,000 Term Loan dated as of March 24, 2016 with SMBC as lender.

The Yen Term Loan and the Guaranty of Payment have been included herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Term Loan Agreement dated as of August 18, 2016 among Prologis GK Holdings Y.K., as borrower, Prologis, Inc. and Prologis, L.P., as guarantors, the banks listed on the signature pages thereof, and Sumitomo Mitsui Banking Corporation, as Administrative Agent.

10.2	Guaranty of Payment dated as of August 18, 2016 among Prologis, Inc. and Prologis, L.P., as guarantors, and Sumitomo Mitsui Banking Corporation, as Administrative Agent, for the banks that are from time to time parties to the Term Loan Agreement dated as of August 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2016

PROLOGIS, INC.

	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	SVP, Associate General Counsel

Date: August 22, 2016

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	SVP, Associate General Counsel